                                    AMISTAR
                                237 Via Vera Cruz
                          San Marcos, California 92078


                                 PROXY STATEMENT
                                 MARCH 30, 2005

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amistar Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 4, 2005 at 10:00 A.M., local time, at the Company headquarters in San Marcos, California, and at any adjournment or adjournments thereof.

At the Annual Meeting, the shareholders of the Company (the "Shareholders") will be asked to elect six Directors. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting will be voted. Any proxy given by a Shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by the Shareholder attending the Annual Meeting and expressing a desire to vote his or her shares in person. It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the Shareholders on or about April 5, 2005.

The Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of Shareholders entitled to vote at the Annual Meeting and any adjournment thereof. At the close of business on the record date there were outstanding 3,142,794 shares of common stock of the Company (the "Common Stock"). The shares of Common Stock vote as a single class. Holders of shares of Common Stock on the record date are entitled to one vote for each share held (unless there is cumulative voting, as described below). The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

In the event that, prior to the election of Directors, a Shareholder has given notice at the Annual Meeting of such Shareholder's intention to cumulate votes (i.e. to cast for any one or more candidates a number of votes for each share equal to the number of Directors to be elected) and the names of such candidate or candidates have been placed in nomination, then in electing Directors all Shareholders may cumulate their votes for candidates in nomination. Otherwise, no Shareholder shall be entitled to cumulate votes. The Company has not been advised that any Shareholder intends to give notice of intention to nominate a Director or to cumulate votes for Directors. In the event the Directors are to be elected by cumulative voting, the persons named in the accompanying form of proxy will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate. Whether or not there is cumulative voting, the five candidates receiving the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld have no legal effect.

If a choice is specified in the proxy as to the manner in which it is to be voted on a particular proposal, the persons acting under the proxy will vote the shares of Common Stock represented thereby in accordance with such choice. If no choice is specified, the shares of Common Stock will be voted "FOR" the Directors nominated and Proposals 2 and 3. In matters other than the election of Directors, the affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting will be required for approval of the proposal. Under California law, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

In the event that sufficient votes in favor of the proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named in the proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice and the enclosed proxy form and the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. The Company will request banks, brokers, dealers and voting trustees or other nominees to solicit their customers who are beneficial owners of shares listed of record in names of nominees, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals on account of such activities.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees
--------

The Bylaws of the Company presently provide that the authorized number of Directors shall be no less than five and no more than nine and that the exact number of Directors shall be fixed from time to time by the Board of Directors. At present, the Board has fixed the number of Directors at six.

At the Annual Meeting, six Directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors intends to nominate the six persons named below for election as Directors. Each nominee is a member of the Company's Board of Directors, has consented to being named in this proxy statement and has agreed to serve as a director if elected. Unless otherwise instructed, the proxy holders intend to vote the shares of Common Stock represented by the proxies to cause the election of these nominees.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of our executive officers.

In order to comply with the SEC and NASDAQ rules that will become applicable to small business issuers effective on July 31, 2005, the Board intends to expand the board of directors by one seat and fill it with a candidate who will satisfy the "independence" criteria applicable both for the Board of Directors generally and also for the Audit Committee. The new director will be appointed to the Audit Committee replacing Mr. Marshall on the Committee. The Board is in the process of seeking an individual who will meet these criteria, but as of the date of this proxy statement has not completed the search process.

Information Concerning Nominees
-------------------------------

The nominees are listed below, together with their ages, positions and offices with the Company.

               Name               Age                   Title
      --------------------------------------------------------------------------

      Stuart C. Baker             73     Chairman of the Board and President
      Dr. Sanford B. Ehrlich      53     Director*
      William W. Holl             74     Secretary, Treasurer and Director
      Gordon S. Marshall          85     Director*, Compensation Committee Chair
      Carl C. Roecks              70     Director
      Howard C. White             64     Director*, Audit Committee Chair

(*) Member of the audit and compensation committees

MR. BAKER, a founder of the Company, has served the Company as a Director and President since its inception in 1971 and as its Chairman of the Board since 1993.

DR. EHRLICH, appointed Director in 2000, has held the position of Associate Professor of Management at the College of Business Administration at San Diego State University, and as the Executive Director of the school's Entrepreneurial Management Center since 1997. Dr. Ehrlich holds a Directorship at Deep Sky Software, Inc, a provider of software solutions and consulting for system validation in regulated industries. In addition, Dr. Ehrlich also provides management consulting services.

MR. HOLL, a founder of the Company, has served the Company as Director, Secretary and Treasurer since its inception in 1971 and as Chief Financial Officer from 1978 through 2001. In 2001, Mr. Holl retired and serves the Company on a part-time basis.

MR. MARSHALL a director of the Company since 1974 has served the Company as the Chairman of the Board from 1974 to 1993. Mr. Marshall was the founder and former Chairman of the Board of Marshall Industries, an electronics distribution company that was acquired by Avnet Electronics Marketing in 1999. See paragraph titled "audit Committee" on page 4 for a discussion of Mr. Marshalls's conformance to independence requirements.

MR. ROECKS, a director and a founder of the Company, has served the Company in various engineering and management capacities since its inception in 1971. Since 1989, Mr. Roecks has been retired and serves the Company on a part-time basis.

MR. WHITE, appointed Director in 2000, was employed at Arthur Andersen from 1964 until 1991. Mr. White was formerly a partner in charge of the Metropolitan Southern California Region Accounting and Audit Practice and worldwide managing director of finance with Andersen Worldwide. Mr. White has held the position of President of White & White LLC, a financial and business consulting services company, since 1997. Mr. White serves as an independent director and is the designated "financial expert" on the Company's audit committee.

Audit Committee
---------------

In fiscal 2004, the Audit Committee consisted of Howard C. White, Sanford B. Ehrlich and Gordon S. Marshall. The Audit Committee met five times in fiscal 2004. The Audit Committee oversees the Company's auditing procedures, receives and accepts the reports of our independent certified accountants, oversees the Company's internal systems of accounting and management controls and makes recommendations to the Board of Directors concerning the appointment of its auditors. The Audit Committee adopted a written charter in 2000 and it was included as an appendix to the Company's Proxy Statements for the 2004 Annual Stockholders Meeting. The Board of Directors has determined that Mr. White is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

Compensation Committee
----------------------

In fiscal 2004, the Compensation Committee consisted of Gordon S. Marshall, Sanford B. Ehrlich and Howard C. White. The Compensation Committee met one time in fiscal 2004. The Compensation Committee (i) makes recommendations to the board of directors regarding executive compensation policies, (ii) evaluates the performance of the chief executive officer and other senior officers and (iii) makes recommendations concerning salary, bonus and stock options to be awarded to these officers. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity. None of the members of the Committee served as an officer or employee of the Company during the last fiscal year.

Board Nomination
----------------

The Board does not have a formal policy for selection or acceptance of nominees. In view of the Company's size and the fact that the Board is small in number; all members consider nominees based on the best interests of the Company. The Board has not utilized any third parties in the selection of nominees. No candidates have been nominated during 2004 by a stockholder holding 5% or more the Company's stock.

Recommendation
--------------

The Company's Board of Directors believes that the election of each of the nominees is in the Company's best interests and the best interests of the Company's shareholders and unanimously recommends a vote "FOR" the election of each of the nominees Proxies will be voted for the slate of nominees, unless specifically indicated otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company's Common Stock owned on March 18, 2005 by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, by each of the Company's directors, executive officers, and by all directors and executive officers as a group. The numbers and percentages shown include the shares of Common Stock actually and beneficially owned as of March 18, 2005 and the shares of Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 18, 2005, upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

    Directors, Officers                 Shares Directly and
    And 5% Shareholders                Beneficially Owned (1)          Percent
    -------------------                ----------------------          -------

Gordon S. Marshall                           649,900                    20.7%

Stuart C. Baker                              409,800  (2)               13.0%

Carl C. Roecks                               202,700  (3)                6.4%

William W. Holl                              151,550  (4)                4.8%

Daniel C. Finn                                41,250  (5)                1.3%

Harry A. Munn                                 23,750  (6)                   *

Gregory D. Leiser                             15,800  (7)                   *

Howard C. White                                3,000                        *

Dr. Sanford B. Ehrlich 2,000 *

All directors and officers as a group      1,499,750                    47.7%

*-Less than 1% of the outstanding common stock.

1) Except as indicated in other notes to this table, each shareholder listed has i) sole voting and dispositive power with respect to the shares beneficially owned subject to applicable community property laws and ii) their address is 237 Via Vera Cruz, San Marcos, CA 92078

2) Represents shares held by the Baker Family Trust dated January 16, 1985 for which Mr. Baker and his wife are co-trustees.

3) Represents shares held by the Roecks Family Trust dated June 7, 1984 for which Mr. Roecks and his wife are co-trustees.

4) Represents shares held by the Holl Trust dated September 24, 1998 for which Mr. Holl is the trustee.

5) Includes 11,250 shares issuable upon exercise of stock options exercisable within 60 days of March 18, 2005.

6) Includes 11,250 shares issuable upon exercise of stock options exercisable within 60 days of March 18, 2005.

7) Includes 7,500 shares issuable upon exercise of stock options exercisable within 60 days of March 18, 2005.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning cash compensation paid or accrued for services rendered during the year ended December 31, 2004 to each of the directors and executive officers of the Company.

Remuneration of Directors
-------------------------

Each independent director of the Company receives compensation of $2,500 per quarter and reimbursement of expenses incurred in serving as a director.

I.  SUMMARY COMPENSATION TABLE

THE PURPOSE OF THIS TABLE IS TO SET FORTH IN SPECIFIC COLUMNAR FORM THE TOTAL ANNUAL COMPENSATION OF THE CEO/PRESIDENT AND THE OTHER FOUR MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS WHOSE SALARY AND BONUSES EXCEEDED $100,000 FOR FISCAL 2004. THE COMPANY HAS NOT GRANTED RESTRICTED STOCK OR STOCK APPRECIATION RIGHTS TO ANY OF THE PERSONS LISTED BELOW, EXCEPT TO WILLIAM K. HOLMES, DURING THE PAST THREE FISCAL YEARS.

     ----------------------------------------------------------------------------------------------------
                                                              Annual                        Long-Term
                                                           Compensation                    Compensation
     ----------------------------------------------------------------------------------------------------
                                                                                            Securities
                                                                            Other Annual    Underlying
                                                                            Compensation     Options/
     Name and Principal Position       Year    Salary ($)  Bonus ($)(1)         (2)          SAR's #
     ----------------------------------------------------------------------------------------------------
     Stuart C. Baker                   2004     150,000          -             7,200              -
     President                         2003     143,320          -             7,200              -
                                       2002     146,423          -             7,200              -

     Daniel C. Finn                    2004     135,000          -            11,250         15,000
     VP & GM AIA Division              2003     128,988          -            11,070         15,000
                                       2002     131,781          -            11,153              -

     Gregory D. Leiser                 2004     110,000          -             3,300         15,000
     VP Finance/CFO                    2003     105,101          -             3,153         15,000
                                       2002     107,377          -             3,221

     Harry A. Munn                     2004     136,000          -            11,280         15,000
     VP & GM AMS Division              2003     129,943          -            11,003         15,000
                                       2002     132,757          -            10,945              -

     William K. Holmes (3)             2004     137,070          -             1,385              -
     President and CEO ddn Corp

     ----------------------------------------------------------------------------------------------------

(1) Bonuses are shown in the year paid and are based on the prior year's performance.

(2) Includes a car allowance for each named individual (except Gregory Leiser), plus the Company's matching contributions to the Company's 401-K Plan.

(3) The ddn founders, including William Holmes, purchased a 49% restricted interest in ddn for nominal consideration. The restrictions lapse ratably over a thirty-six month period beginning April 7, 2004. The Company retains a repurchase right, in the event of termination of the ddn founders as employees or as consultants, under certain conditions, which also lapses ratably over the same thirty-six month period. The Company's loan agreement between Amistar Corporation and ddn, provides for a bonus to the ddn founders by ddn equal to the interest accrued on a $1,300,000 note related to a loan made by the Company to ddn on April 4, 2004, which is to be paid beginning April 7, 2008.

Information on Executive Officers not listed in information on Directors
------------------------------------------------------------------------

Mr. Finn, aged 48, has served the Company since 1979, as Vice-President Operations from 1999 to 2001 and as Vice-President and General Manager - AIA Division since 2002.

Mr. Munn, aged 54, has served the Company since 1985, as Vice-President Marketing and Sales from 1997 to 2001 and as Vice-President and General Manager
- AMS Division since 2002.

Mr. Leiser, aged 48, has served the Company since 1995, as Vice-President Finance since 1999 and as Chief Financial Officer since 2001.

Mr. Holmes, aged 53, has served the Company's majority-owned subsidiary ddn since April 2004 as its President, CEO, Chairman, Secretary and Treasurer. Prior to forming ddn, Mr. Holmes was a founder and former CEO of SupplyPro, Inc., a provider of automated point-of-use dispensing technologies primarily serving the industrial sector since 1998.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Report of the Audit Committee
-----------------------------

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2004.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEE, which relates to the accountant's independence from the Company, and has discussed with BDO Seidman, LLP their independence from the Company. Based upon the Committee's review and discussions concerning the Company's audited financial statements, the Committee recommends that the audited consolidated financial statements for the year ended December 31, 2004, be included in the Company's annual report.

                   Audit Committee

                   /s/ Howard C. White
                   Howard C. White, Chairman, "Audit Committee financial expert" Sanford B. Ehrlich
                   Gordon S. Marshall


Report of the Compensation Committee
------------------------------------

The Committee, which determines and administers the compensation of the Company's executive officers, endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining the key executives responsible for the success of the corporation.

The Committee takes into account various indicators of corporate and individual performance in determining the level of the CEO's and executive's compensation. Corporate indicators considered by the Committee include net income, earnings per share and return on equity. The Committee also must establish base salaries of the President and other executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position.

The Committee may also grant stock options to executive officers and key employees. The Committee did not recommend a change in the President/CEO's compensation during fiscal 2004 based on the net loss and negative return on equity.

                   Compensation Committee

                   /s/ Gordon S. Marshall
                   Gordon S. Marshall, Chairman
                   Sanford B. Ehrlich
                   Howard C. White

INDEPENDENT AUDITORS

Auditor Attendance at Annual Meeting
------------------------------------

Representatives of BDO Seidman LLP are expected to be present at the meeting and will be given an opportunity to make a statement and respond to questions regarding BDO Seidman's audit of the Company's consolidated financial statements and records for the fiscal year ended December 31, 2004.

Audit Fees
----------

The aggregate fees incurred to BDO Seidman, LLP for professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2004 and 2003 and reviews of the Company's condensed financial statements included in its Quarterly Reports on Form 10-Q during fiscal year 2004 and 2003, were $70,550 and $61,250, respectively.

Audit Related Fees
------------------

There were fees incurred of $2,000 to BDO Seidman, LLP for audit related services during fiscal 2004 and no fees incurred for fiscal 2003.

Tax Fees
--------

There were no tax fees incurred to BDO Seidman, LLP during fiscal 2004 and 2003.

All Other Fees
--------------

There were no "other" fees paid to BDO Seidman, LLP during fiscal 2004 and 2003.

The Audit Committee has determined that the rendering of non-audit services by BDO Seidman, LLP is compatible with maintaining the auditor's independence.

Audit Committee Approval Process
--------------------------------

All audit and non-audit services provided to the Company are approved by the Audit Committee in advance of the services being rendered. The Audit Committee evaluates whether the services are in compliance with auditor independence requirements.

100% of the services described above were approved by the Audit Committee.

II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable
                                                                                      Value at Assumed        Alternative
                                                                                    Annual Rates of Stock    to (f) & (g)
                                                                                   Price Appreciation for     Grant Date
                                                                                         Option Term             Value
                                                    Individual Grants
-------------------------------------------------------------------------------------------------------------------------
             (a)                   (b)           c           (d)         (e)            (f)          (g)          (h)
-------------------------------------------------------------------------------------------------------------------------
                                Number of   % of Total
                               Securities     Option/
                               Underlying      SAR's
                                Options/    Granted to    Exercise
                                  SAR's      Employees     or Base                                            Grant Date
                                 Granted     in Fiscal      Price    Expiration                                 Present
            Name                   (#)         Year        ($/Sh)       Date          5% ($)       10% ($)      Value $
-------------------------------------------------------------------------------------------------------------------------
Stuart C. Baker  President          -            -           -            -              -            -           -

-------------------------------------------------------------------------------------------------------------------------
Daniel C. Finn  VP & GM
AIA Division                     15,000         15%         2.16      3/31/2009       $8,952       $19,781      $    -
-------------------------------------------------------------------------------------------------------------------------
Gregory D. Leiser VP
Finance/CFO                      15,000         15%         2.16      3/31/2009       $8,952       $19,781      $    -
-------------------------------------------------------------------------------------------------------------------------
Harry A. Munn VP & GM
AMS Division                     15,000         15%         2.16      3/31/2009       $8,952       $19,781      $    -
-------------------------------------------------------------------------------------------------------------------------

III. OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

THIS TABLE SETS FORTH INFORMATION ON THOSE INDIVIDUALS NAMED IN TABLE I AS TO THE OPTIONS EXERCISED DURING THE YEAR AND THE STATUS OF OUTSTANDING OPTIONS AT YEAR-END.

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
------------------------------------------------------------------------------------------------------
          (a)                    (b)              (c)               (d)                   (e)
                                                                                       Value of
                                                                 Number of            Unexercised
                                                                 Unexercised         In-the-Money
                                                                Options/SARs         Options/SARs
                          Shares Acquired       Value            At FY-End           at FY-End ($)
                              Exercise         Realized         Exercisable/         Exercisable/
         Name                   (#)              ($)            Unexercisable       Unexercisable
------------------------------------------------------------------------------------------------------
Stuart C. Baker                  -                -                   -                   -
President
------------------------------------------------------------------------------------------------------
Daniel C. Finn                 20,000             -             3,750/26,250       $11,513/$60,338
VP & GM AIA Division
------------------------------------------------------------------------------------------------------
Harry A. Munn                  10,000             -             3,750/26,250       $11,513/$60,338
VP & GM AMS Division
------------------------------------------------------------------------------------------------------
Gregory D. Leiser              13,750           17,177            0/26,250           $0/$60,338
VP Finance/CFO
------------------------------------------------------------------------------------------------------

IV. CORPORATE COMPARISON

THE PURPOSE OF THIS TABLE IS TO COMPARE THE PERFORMANCE OF THE COMPANY'S STOCK AGAINST THE NASDAQ BROAD STOCK MARKET INDEX OF ALL DOMESTIC NATIONAL AND SMALL CAP LISTED COMPANIES AND AN INDUSTRY RELATED INDEX. THE COMPANY HAS SELECTED THE NASDAQ NON-FINANCIAL INDEX FOR ITS INDUSTRY INDEX. BOTH INDEXES INCLUDE STOCK APPRECIATION/DEPRECIATION PLUS DIVIDENDS. THE CHART ASSUMES $100 WAS INVESTED 5 YEARS AGO.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]

                                     NASDAQ U.S.          NASDAQ NON-
                   AMISTAR           ALL SECTORS       FINANCIAL SECTORS
                   -------           -----------       -----------------
     1999         $ 100.00             $ 100.00            $ 100.00
     2000         $ 155.62             $  60.20            $  58.29
     2001         $  73.96             $  47.76            $  44.54
     2002         $  42.60             $  33.01            $  29.13
     2003         $ 132.54             $  49.47            $  44.74
     2004         $ 229.59             $  53.80            $  48.18

SAVINGS AND RETIREMENT PLAN
---------------------------

The Company maintains the Amistar Corporation Saving and Retirement Plan (the "Retirement Plan"), which is a tax-qualified plan under the Internal Revenue Code of 1956, as amended (the "Code"). All employees (including officers of the Company) are eligible to participate in the Retirement Plan following the completion of ninety days of service. The maximum amount of contributions made by certain highly compensated employees may be limited to a lower percentage of their compensation, depending upon the amount of contributions by other employees under the Section 401(k) provisions of the Retirement Plan. The Company is obligated to make a matching contribution to the Retirement Plan equal to 50% of the first 6% of compensation contributed by each participant. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of the Company's matching contributions. Participants are always fully vested in all of their contributions to the Retirement Plan (and in the earnings on such contributions), and participants attain a vested right to the Company's matching contributions made on their behalf to the Retirement Plan (and the earnings thereon) at the rate of 20% for each full year of service after one year until such participants are fully vested after six full years of service.

The Retirement Plan has had two amendments; 1) effective February 14, 2002, to allow participants to make contributions up to the limits allowable by the Code and 2) effective April 7, 2004, to allow employees of the Company's majority-owned subsidiary ddn Corporation to participate in the plan.

STOCK OPTION PLAN
-----------------

In 1994, the Company's Board of Directors and common shareholders approved the 1994 Employee Stock Option Plan. The Plan allows for grants of options to purchase up to 310,000 shares of authorized but un-issued common stock. As of December 31, 2004, no further options could be granted under the Plan. Stock options are granted with an exercise price equal to the stock's fair market value, generally vest over four years from the date of grant, and expire five years after the date of grant.

The following table reflects the exercise prices of options outstanding under the 1994 Plan and existing individual compensation arrangements, of which 16,750 were exercisable as of December 31, 2004:

   Range of
   Exercise          Number
    Price         Outstanding
--------------   -------------
$0.81 - $1.00          56,500
$1.76 - $2.50          92,500
$2.51 - $2.69           6,000
--------------   -------------
$0.81 - $2.69         155,000
==============   =============

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plan and individual compensation arrangements.

-------------------------------------------------------------------------------------------------------------------------
                                             (a)                           (b)                           (c)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of securities
                                 Number of securities to be     Weighted-average exercise      remaining available for
                                   issued upon exercise of        price of outstanding      future issuance under equity
         Plan Category              outstanding options,      options, warrants and rights       compensation plans
                                     warrants and rights                                        (excluding securities
                                                                                              reflected in column (a))
-------------------------------------------------------------------------------------------------------------------------
   Equity compensation plans
approved by security holders (1)           62,500                         $0.99                           -
-------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans not
approved by security holders (2)           92,500                         $2.16                           -
-------------------------------------------------------------------------------------------------------------------------

             Total                        155,000                         $1.69                           -
-------------------------------------------------------------------------------------------------------------------------

(1)  Consists of the 1994 Employee Stock Option Plan

(2) Consists of 15,000 shares to be issued upon exercise of options granted to Daniel C. Finn under an individual compensation arrangement, 15,000 shares to be issued to Gregory D. Leiser under an individual compensation arrangement; 15,000 shares to be issued to Harry A. Munn under an individual compensation arrangement and 47,500 shares to be issued upon exercise of options granted to other employees under individual compensation arrangements. As more fully described in Proposal No. 3 below, the Company has requested that the Company's shareholders ratify these option grants.

BONUS PLAN
----------

On August 7, 1997, the Compensation Committee of the Board of Directors adopted a bonus plan for executives of the Company effective with years beginning January 1, 1997. The plan provides that bonuses will be paid to certain executives of the Company based on a formula of after tax profits which exceed an 8% return on equity, weighted 70% on the current year and 30% on the prior year. The bonus is calculated as a percentage of salary which equals 3, 4, or 5 times the percentage of after tax profits which exceeds an 8% return on equity, weighted 70% on the current year's performance and 30% on the prior year's performance. All executive officers participate in the plan. No bonuses were accrued or paid for each of the years ended December 31, 2004 and 2003.

                                 PROPOSAL NO. 2
                       APPROVAL OF THE AMISTAR CORPORATION
                             2005 STOCK OPTION PLAN

The Company believes that the availability of stock options is important to its ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Company. As of March 30, 2005, no further options could be granted under the Company's existing stock option plan. The Board of Directors believes the ability to offer stock options will be needed to provide appropriate incentives to key employees, officers, and non-employee directors. Thus, the Board of Directors is asking the shareholders to approve the Amistar Corporation 2005 Stock Option Plan (the "2005 Plan").

On March 29, 2005, the Board of Directors adopted the 2005 Plan, subject to the approval of the shareholders. The Board of Directors believes that it is desirable for, and in the best interests of, the Company to adopt the 2005 Plan and recommends that the shareholders vote in favor of the adoption of the 2005 Plan.

The Company anticipates registering with the Securities and Exchange Commission the shares of common stock issuable as a result of the adoption of the 2005 Plan.

The following summary of the 2005 Plan is qualified in its entirety by reference to the complete text of the 2005 Plan, which is attached to this Proxy Statement as Appendix A. If a capitalized term is not defined below, that term has the meaning set forth in the 2005 Plan.

Purpose.
--------

The 2005 Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its affiliates to provide additional incentive for them to promote the success of the Company's business.

Administration.
---------------

The 2005 Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the provisions of the 2005 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2005 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2005 Plan.

Eligibility
-----------

Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board of Directors or of any board of directors (or similar governing authority) of any affiliate.

Shares Subject to the 2005 Plan
-------------------------------

The shares issued or to be issued under the 2005 Plan are shares of the Company's common stock (the "Common Stock"), which may be authorized but unissued shares or shares held by the Company in its treasury. The maximum number of shares of Common Stock which may be issued or made subject to awards under the 2005 Plan is 300,000. The maximum number of shares of Common Stock which may be issued or made subject to awards of Incentive Stock Options (options which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") is 300,000.

Types of Awards
---------------

Awards under the 2005 Plan may include only options intended to comply with the special requirements of Section 421 of the Code ("Incentive Stock Options") and options not intended to comply with the special requirements of Section 421 of the Code ("Nonstatutory Stock Options," and together with Incentive Stock Options, "Stock Options"). Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.

Stock Options are rights to purchase Common Stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, wire transfer or, subject to the Committee's approval, by delivery to the Company (or attestation of ownership) of shares of Common Stock held at least six months.

Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder. Nonstatutory Stock Options are not subject to these limits on exercise price and term. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

Effect of Termination of Employment or Association
--------------------------------------------------

Unless the Committee determines otherwise in connection with any particular award under the 2005 Plan, Stock Options will generally terminate 90 days following the recipient's termination of employment or other association.

Transferability
---------------

In general, no award under the 2005 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a Nonstatutory Stock Option to a family member.

Effect of Significant Corporate Event
-------------------------------------

In the event of any change in the outstanding shares of Common Stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2005 Plan and the 2005 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, and (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options (without change in the aggregate purchase or hurdle price as to which Stock Options remain exercisable), the Committee may take such action with respect to outstanding awards as it deems appropriate to ensure the equitable treatment of the holders of such awards in the change in control.

Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option to the extent exercisable on the date of dissolution or liquidation. In addition, in the event of a change of control of the Company (as defined in the 2005 Plan), any and all Stock Options not exercisable in full shall accelerate so that all outstanding Stock Options are immediately exercisable.

Amendments to the 2005 Plan
---------------------------

The Board of Directors may amend or modify the 2005 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification.

Summary of Tax Consequences
---------------------------

The following is a brief and general discussion of the federal income tax consequences to recipients of Stock Options granted under the 2005 Plan. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction.

     o Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of Common Stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Common Stock on the exercise and sale dates, subject to the required holding period.

     o Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of Common Stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of Common Stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option.

     o Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2005 Plan will be considered "deferred compensation" as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of a Nonstatutory Stock Option with an exercise price which is less than the market value of the stock covered by the Option would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2005 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

     o Section 162(m) Limitations on the Company's Tax Deduction. The Company will not be entitled to deductions in connection with awards under the 2005 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as "performance-based" is not subject to this limitation, however. Any Stock Option granted under the Plan, if its exercise price is not less than the market value of the Common Stock on the date of grant, should generally qualify as performance-based compensation.

Awards to Particular Officers, Etc
----------------------------------

The benefits or amounts that will be received under the 2005 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table,
(ii) each of the nominees for election as a director, (iii) all directors of the company who are not executive officers of the company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

Required Vote; Recommendation of the Board of Directors
-------------------------------------------------------

The proposal to approve the adoption of the 2005 Plan will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. Withholding authority to vote for approval of the 2005 Plan will be treated as shares present and entitled to vote but, for purposes of determining the outcome of the vote, will not be treated as votes cast. Broker "non-votes" will not be treated as shares present and entitled to vote on the approval of the 2005 Plan and will have no effect on the outcome of the vote. Broker "non-votes" will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.

Recommendation
--------------

The Company's Board of Directors believes that the adoption of the 2005 Plan is in the Company's best interests and the best interests of the Company's shareholders and unanimously recommends a vote "FOR" the adoption of the 2005 Plan.

                                 PROPOSAL NO. 3
                            RATIFICATION OF GRANT OF
                 STOCK OPTIONS TO CERTAIN OFFICERS AND EMPLOYEES

On April 1, 2004, the Board of Directors of the Company as part of its regular annual grant of stock options to officers and employees of the Company granted an aggregate of 92,500 stock options to three officers and nineteen current employees. The options were granted at the fair market value of the Company's common stock on the date of grant on terms consistent with prior grants made under the Company's 1994 Stock Option Plan The Board inadvertently granted these stock options outside of the 1994 Plan as the Board did not recognize that the ability of the Board of Directors to grant stock options under the shareholder approved 1994 Plan expired 30 days earlier. The Board of Directors believes that the grant of these stock options is important to the Company's ability to retain qualified employees and provide incentives for them to exert their best efforts on behalf of the Company. The Board of Directors asks that the shareholders ratify the action of the Board making these grants of an aggregate of 92,500 stock options to current employees and officers by voting "FOR" Proposal No. 3. If the stock option grants are not ratified by the shareholders, the employees and officers have agreed to terminate the stock options that were granted by the Board of Directors to them on April 1, 2004.

Recommendation:
---------------

The Company's Board of Directors believes that the ratification of the stock option grants is in the Company's best interests and the best interests of the Company's shareholders and unanimously recommends a vote "FOR" the ratification of grant of stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires "insiders," including the Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on our review of the copies of such forms received by the Company, or written representations from reporting persons that no Form 4s or Form 5s were required for those persons, the Company believes that the insiders have complied with all applicable Section 16(a) filing requirements during fiscal 2004.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD
-----------------------------------------

Any communications from shareholders to the Board must be addressed in writing and mailed to the attention of Chairman, Amistar Corporation 237 Via Vera Cruz, San Marcos, CA 92078. Written communications from shareholders will be provided to the Board according to the judgment of the Chairman.

CORPORATE GOVERNANCE
--------------------

The Company has adopted a code of business conduct and ethics, which can be found in a section titled "corporate governance" located in the "investor relations" section of the Company's website at www.amistar.com.

SHAREHOLDER PROPOSALS
---------------------

Shareholder proposals complying with the applicable rules under the Securities and Exchange Act of 1934 intended to be presented at the Annual Meeting of Shareholders of the Company to be held on the first Wednesday in May 2006 must be received by the Company by February 2, 2006 to be eligible for inclusion in the Company's proxy materials for such meeting. Such proposals should be directed to the attention of the Secretary, Amistar Corporation, 237 Via Vera Cruz, San Marcos, CA 92078. If a shareholder notifies the Company in writing prior to February 2, 2006, that he or she intends to present a proposal at the Company's 2006 Annual Meeting of Shareholders, the proxy holders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal only if the proxy holders' intentions with respect to the proposal are included in the Company's proxy materials distributed to the Company's shareholders for such meeting. If the shareholder does not notify the Company by such date, the proxy holders may exercise their discretionary voting authority with respect to the proposal without inclusion of such discussion in the proxy statement.

ANNUAL REPORT AND FORM 10-KSB
-----------------------------

A copy of the Company's 2004 annual report is being mailed to each shareholder of record together with this proxy statement. The 2004 annual report includes the Company's audited financial statements for the fiscal year ended December 31, 2004. The Company's annual report on Form 10-KSB includes these financial statements as well as more detailed information about the Company and its operations.

COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT: 760 471-1700. THE ANNUAL REPORT ON FORM 10-KSB IS ALSO AVAILABLE THRU A LINK TO EDGAR ONLINE AT WWW.AMISTAR.COM.

OTHER BUSINESS
--------------

The Company is not aware of any other business to be presented at the Annual Meeting. All shares of Common Stock represented by proxies will be voted in favor of the proposals of the Company unless otherwise indicated on the form of proxy. If any other matters come before the meeting, proxy holders will vote thereon according to their best judgment.


                                        By Order of the Board of Directors



                                        /s/ William W. Holl

                                        William W. Holl
                                        Secretary


San Marcos, California
March 30, 2005

APPENDEX A

                               AMISTAR CORPORATION

                             2005 STOCK OPTION PLAN

                                Table of Contents


1.   Purpose..................................................................2

2.   Definitions..............................................................2

3.   Term of the Plan.........................................................4

4.   Stock Subject to the Plan................................................4

5.   Administration...........................................................5

6.   Authorization of Grants..................................................5

7.   Specific Terms of Awards.................................................6

8.   Adjustment Provisions....................................................8

9.   Change of Control........................................................10

10.  Settlement of Awards.....................................................10

11.  Reservation of Stock.....................................................12

12.  Limitation of Rights in Stock; No Special Service Rights.................12

13.  Nonexclusivity of the Plan...............................................13

14.  Termination and Amendment of the Plan....................................13

15.  Notices and Other Communications.........................................13

16.  Governing Law............................................................13

                               AMISTAR CORPORAITON

                             2005 STOCK OPTION PLAN

1. Purpose

     This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2. Definitions

     As used in this Plan, the following terms shall have the following meanings:

     2.1. Accelerate, Accelerated, and Acceleration, means that as of the time of reference an Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms.

     2.2. Acquisition means a merger or consolidation of the Company into another person (I.E., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions.

     2.3. Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.4. Award means any grant to the Plan of Options, including Incentive Options and Nonstatutory Options.

     2.5. Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

     2.6. Board means the Company's Board of Directors.

     2.7. Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

          (a) an Acquisition, unless securities possessing more than 50% of the total combined voting power of the survivor's or acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company's outstanding securities immediately prior to that transaction, or

          (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 20% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

          (c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

          (d) a majority of the Board votes in favor of a decision that a Change in Control has occurred.

     2.8. Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

     2.9. Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in
Section 5 of the Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

     2.10. Company means Amistar Corporation, a corporation organized under the laws of the California.

     2.11. Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

     2.12. Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.13. Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on Nasdaq (or on any other national securities exchange on which the Stock is then listed), or if not then so reported, as quoted by the National Quotation Bureau or in the "Pink Sheets." for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

     2.14. Nonstatutory Option means any Option that is not an Incentive Option.

     2.15. Option means an option to purchase shares of Stock.

     2.16. Optionee means a Participant to whom an Option shall have been granted under the Plan.

     2.17. Participant means any holder of an outstanding Award under the Plan.

     2.18. Plan means this 2005 Stock Option Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

     2.19. Stock means common stock of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

     2.20. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3. Term of the Plan

     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company's stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4. Stock Subject to the Plan

     At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 300,000 shares of Stock; SUBJECT, HOWEVER, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, the shares not purchased by the Optionee or which are forfeited by the recipient shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

5. Administration

     The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6. Authorization of Grants

     6.1. Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its subsidiary of the Company or to non-employee member of the Board or of any board of directors (or similar governing authority) of any subsidiary of the Company. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options granted to any one person in any one calendar year exceed 100% of the aggregate number of shares of Stock subject to the Plan.

     6.2. General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

     6.3. Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant's employer ceasing to be an Affiliate, any outstanding Option of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, PROVIDED that it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

     6.4. Non-Transferability of Awards. Except as otherwise provided in this
Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option provide that such Award may be transferred by the recipient to a family member; PROVIDED, HOWEVER, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty
(50) percent of the voting interests.

7. Specific Terms of Awards

     7.1. Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

          (b) Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; PROVIDED, HOWEVER, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, check payable to the order of the Company or wire transfer in an amount equal to the exercise price of the shares to be purchased, or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

          (f) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 MINUS the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

          (g) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

     7.2. Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8. Adjustment Provisions

     8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 22, 2005. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

     8.2. Treatment in Certain Acquisitions. Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

     8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option shall terminate, but the Optionee shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation.

     8.4. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     8.5. Related Matters. Any adjustment in Awards made pursuant to this
Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9. Change of Control

     Except as otherwise provided below, upon the occurrence of a Change in Control, any and all Options not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options are not then exercisable. The foregoing shall not apply in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change in Control (or similar event), or if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10. Settlement of Awards

     10.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

          (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

          (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

     10.2. Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

     10.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

     10.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this
Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

     10.5. Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     10.6. Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11. Reservation of Stock

     The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12. Limitation of Rights in Stock; No Special Service Rights

     A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

13. Nonexclusivity of the Plan

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14. Termination and Amendment of the Plan

     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. In any case, no termination or amendment of the Plan may, without the consent of any recipient of an Award granted hereunder, adversely affect the rights of the recipient under such Award.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the recipient of such Award without his or her consent.

15. Notices and Other Communications

     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16. Governing Law

     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the California, without regard to the conflict of laws principles thereof.